Reclamation Provision	12 Months Ended
Dec. 31, 2025
Restructuring provision [abstract]
Reclamation Provision

15. Reclamation Provision
Changes to the reclamation and closure provision for the year ended December 31, 2025 and 2024 are as follows:

	December 31, 2025	December 31, 2024
Balance, beginning of period	$54,527	$25,492
Acquisition of Florida Canyon	—	29,817
Reclamation provision accretion (Note 20)	2,457	1,217
Reclamation paid	(991)	(1,188)
Revisions in estimates and obligations(1)	9,332	(811)
Balance, end of period	$65,325	$54,527
Less: current portion	(1,344)	(1,615)
Long-term portion	$63,981	$52,912
(1)The reclamation provision increased due to inflationary pressures and the expansion of mine infrastructure.
The inflated and discounted provisions on the Statement of Financial Position as at December 31, 2025, using inflation rates between 2.1% and 2.3% (2024 - between 2.0% and 2.1%) and discount rates between 4.1% and 4.3% (2024 - between 4.4%
and 4.6%) being the risk-free rate based on the 10 year US Treasury Yields, was $65.3 million (2024 - $54.5 million).
Revisions made to the reclamation obligations in 2025 were primarily a result of increased unit cost estimates and expansion of site infrastructure. Florida Canyon's reclamation expenditures are expected to be incurred between 2027 and
2035. The reclamation costs of the DeLamar Project reflect water treatment costs for the next 75 years.
The total undiscounted value of the reclamation obligation as at December 31, 2025 was $97.0 million (2024 -
$88.3 million).
The accretion expense for the year ended December 31, 2025 was $2.5 million (2024 - $1.2 million) (Note 19). Reclamation expenditures paid in 2025 totaled $1.0 million (2024 - $1.2 million).